UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                                Date of Report:

                                January 19, 2007
              ---------------------------------------------------
                       (Date of earliest event reported)

                             SPECTRUM BRANDS, INC.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Wisconsin                    001-13615               22-2423556
(State or other Jurisdiction     (Commission File No.)      (IRS Employer
       of Incorporation)                                    Identification No.)

           Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328 (Address of principal executive offices, including zip code)

                                 (770) 829-6200
              (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; ARRANGEMENTS OF CERTAIN OFFICERS.

(e)  Employment Agreements
     ---------------------

         Effective January 16, 2007, Spectrum Brands, Inc. (the "Company") entered into amended and restated employment agreements with John A. Heil, the Company's President - Global Pet, and David R. Lumley, the Company's President
- North America. The following description of the amended and restated employment agreements with Messrs. Heil and Lumley is qualified in its entirety by reference to the terms of such agreements, which are filed as Exhibits 10.1 and 10.2 hereto, respectively.

         The amended and restated employment agreements with Messrs. Heil and Lumley have a term which runs through September 30, 2010 and is subject to automatic one year renewals. Each of these employment agreements provides that the executive officer has the right to resign and terminate his respective employment agreement at any time upon providing at least 60 days' notice. Upon such resignation, the Company must pay any unpaid base salary through the date of termination to the resigning executive officer.

         Each employment agreement provides generally that upon the Company's termination of the executive officer's employment without cause or for death or disability, the Company will pay to the terminated executive officer, or such executive officer's estate, two times the executive officer's base salary and annual bonus, to be paid out over the following 24 months, plus a pro rata bonus for the year of termination. Each employment agreement also provides that if the executive officer resigns upon the occurrence of specified circumstances that would constitute "Good Reason" (as defined therein), the executive officer's resignation shall be treated as a termination by the Company without cause.

         Under each employment agreement, the Company has the right to terminate the executive officer's employment for "cause" (as defined therein), in which event the Company shall be obligated to pay to the terminated executive officer any unpaid base salary accrued through the date of termination. Each employment agreement also provides that, during the term of the employment agreement or the period of time served as an employee, and for one year thereafter, the executive officer shall not provide services of the same or similar kind that he provides to the Company, have a significant financial interest in any competitor of the Company or solicit any of the Company's customers or employees.

         Under their respective employment agreements, beginning January 10, 2007, Mr. Heil became entitled to a base salary of $450,000 per annum and Mr. Lumley became entitled to a base salary of $525,000 per annum. The Company's Board of Directors will review these base salaries from time to time and may increase them in its discretion. Each executive officer also is entitled to an annual bonus equal to their annual salary, subject to the Company achieving certain annual performance goals established by the Board of Directors.

         Pursuant to their employment agreements, Messrs. Heil and Lumley are entitled to participate in the Company's equity-based compensation plans. Each of Messrs. Heil and Lumley will receive restricted stock grants under the 2004 Rayovac Incentive Plan (the "Plan") on February 1, 2007. On this date, Messrs. Heil and Lumley will each receive 50,000 shares of the Company's common stock. All of the shares are subject to time-based restrictions. In addition, restrictions will lapse on all shares in the event of a change in control of the Company, as defined in the Plan, or the sale of certain Company assets. Upon the termination of a recipient's employment with the Company for any reason other than a termination of the executive's employment by the Company without cause, a termination by the executive for "Good Reason" or death or disability, such recipient shall forfeit to the Company all shares for which restrictions have not lapsed as of the date of such termination.

         The form of Restricted Stock Award Agreement pursuant to which the preceding restricted stock grants will be made has been previously filed by the Company as Exhibit 10.4 to the Company's Current Report on Form 8-K filed April 7, 2005, and the preceding description of the terms of these restricted stock grants is qualified in its entirety by reference to the terms of such agreement. The Restricted Stock Award Agreements will incorporate the terms of the Plan, which was filed as Exhibit 10.24 to the Company's Quarterly Report on Form 10-Q for the period ended June 27, 2004.

         Commencing with fiscal year 2008 and subject to approval by the Board of Directors, Messrs. Heil and Lumley are eligible to receive each fiscal year a Company-stock based award or other consideration, valued at 150% of their respective base salaries, with such award containing vesting conditions to be based on Company performance objectives established by the Board of Directors.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits

     10.1 Amended and Restated Employment Agreement, effective as of January 16, 2007, by and between the Company and John A. Heil.

     10.2 Amended and Restated Employment Agreement, effective as of January 16, 2007, by and between the Company and David R. Lumley.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2007                 SPECTRUM BRANDS, INC.


                                       By: /s/ Randall J. Steward
                                           -----------------------------
                                           Name:  Randall J. Steward
                                           Title: Executive Vice President and
                                                  Chief Financial Officer


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EXHIBIT INDEX

Exhibit        Description
-------        -----------

10.1 Amended and Restated Employment Agreement, effective as of January 16, 2007, by and between the Company and John A. Heil.

10.2 Amended and Restated Employment Agreement, effective as of January 16, 2007, by and between the Company and David R. Lumley.